UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 26, 2011

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On August 26, 2011, HCC Insurance Holdings, Inc. (the “Company”) issued a press release announcing that the Company had declared a cash dividend of $0.155 per share on its common stock.  The cash dividend is payable on or about October 17, 2011 to holders of record as of October 3, 2011.  A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

Item 9.01.              Financial Statements and Exhibits.

(d)

No.	Exhibit
99.1	Press Release dated August 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

By:	/s/ Alexander M Ludlow
Alexander M Ludlow
Associate General Counsel and Assistant Secretary

DATED:  August 26, 2011